FORM 8-A

Securities and Exchange Commission
Washington, D.C. 20549

For registration of certain classes of securities
pursuant to section 12(b) or (g) of the
Securities Exchange Act of 1934

S&P 500® GEAREDSM Fund Inc.
(Exact name of registrant as specified in its charter)

Maryland (State of incorporation)	[To Come] (I.R.S. Employer Identification No.)
4 World Financial Center, 5th Floor New York, NY (Address of principal executive offices)	10080 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Common Stock ($.001 par value)	Name of each exchange on which each class is to be registered The New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [  ]

Securities Act registration statement file number to which this form relates:  333-118070

Securities to be registered pursuant to Section 12(g) of the Act:  None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

       The section captioned “Description of Securities” in the Registrant’s Pre-Effective Amendment No. 2 to the Registrant's registration statement on Form N-2, filed on September 24, 2004 (File No. 333-118070), incorporated herein by reference.

Item 2.  Exhibits.

            None

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in New York, New York on the 28th day of September, 2004.

S&P 500(R) GEAREDSM Fund Inc.
By: /s/ Mitchell M. Cox Mitchell M. Cox President